                                 SCHEDULE 14A

                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. )



Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement         [ ] Confidential, For Use of the
                                        Commission Only (as permitted by
                                        Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                 WISCONSIN CENTRAL TRANSPORTATION CORPORATION
               (Name of Registrant as Specified in its Charter)

          WISCONSIN CENTRAL SHAREHOLDERS COMMITTEE TO MAXIMIZE VALUE
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)1 and 0-11.

 (1) Title of each class of securities to which transaction applies:

_________________________________________________________________
 (2) Aggregate number of securities to which transaction applies:

_________________________________________________________________
 (3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

_________________________________________________________________
 (4) Proposed maximum aggregate value of transaction:

______________________________________________________________________
 (5) Total fee paid:

_________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 (1) Amount Previously Paid:

_________________________________________________________________
 (2) Form, Schedule or Registration Statement No.:

_________________________________________________________________
 (3) Filing Party:

_________________________________________________________________
 (4) Date Filed:

_________________________________________________________________
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          The following information is being utilized by the Wisconsin Central
Shareholders Committee To Maximize Value in presentations to certain shareholders of Wisconsin Central Transportation Corporation (ticker symbol:
WCLX).

                          Year-To-Date 2000 vs. 1999
                      Annual Carload Percentage Increases
                      Source:  AAR CS-54 Report (Week 46)

 [bar graph shows the following information for the relevant measuring period:

                         5% increase for CNI
                         4% increase for UNP
                         4% increase for CP
                         1% increase for BNI
                         1% decrease for KSU
                         1% decrease for CSX
                         2% decrease for NSC
                         4% decrease for WCLX]

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           CERTAIN INFORMATION CONCERNING THE COMMITTEE'S PROPOSALS

     Information regarding the Committee's proposals is included in a definitive consent statement filed with the Securities and Exchange Commission on November 13, 2000. The Committee has mailed copies of the consent statement, together with consent cards, to Wisconsin Central shareholders. Wisconsin Central shareholders are urged to read the consent statement carefully as it contains important information. The definitive consent statement is available without charge at the SEC's Internet web site at www.sec.gov. In addition, the Committee will provide copies of its definitive consent statement without charge upon request. Requests for copies should be directed to the Committee's information agent, Innisfree M&A Incorporated, at its toll-free number: 1-888-750-5834.